DWS Small Cap Index VIP

Additional holdings of the securities of its

regular brokers or dealers or of their parents that

derive more than 15% of gross revenues from

securities-related activities (item # 25)



Name of Regular Broker or Dealer of
Parent(issuer)
IRS number
Type of Security owned D=debt
E=Equity
Value of any securities owned at the end of current period ($000's omitted)


Gladstone Capital Corp

Equit
63

Gladstone Investment Corp.

Equit
38


Gleacher & Co., Inc

Equit
55


Golub Capital BDC LLC

Equit
29


Great Southern Bancorp., Inc

Equit
55




Greene Bancshares, Inc

Equit
42




HFF, Inc.

Equit
37




Hallmark Financial Services, Inc

Equit
28




Hancock Holding Co.

Equit
271




Hanmi Financial Corp

Equit
18




Heartland Financial USA, Inc.

Equit
63




Hercules Technology Growth Capital, Inc.

Equit
96




Heritage Financial Corp.

Equit
40




Heritage Financial Group

Equit
4




Hilltop Holdings, Inc

Equit
106




Home Bancshares, Inc

Equit
138




Home Bancorp., Inc

Equit
27




Home Federal Bancorp., Inc

Equit
58




Hudson Valley Holding Corp

Equit
76




IBERIABANK Corp.

Equit
381




Independent Bank Corp(MASS)

Equit
142




International Assets Holding Corp.

Equit
54




International Bancshares Corp

Equit
245




Investment Technology Group, Inc

Equit
193




Investors Bancorp., Inc.

Equit
179




JMP Group, Inc.

Equit
29




KBW, Inc.

Equit
210




K-Fed Bancorp

Equit
10




Kayne Anderson Energy Development Co

Equit
39




Kearny Financial Corp

Equit
38




Kennedy-Wilson Holdings, Inc

Equit
58




Knight Capital Group, Inc

Equit
363




LaBranche & Co., Inc

Equit
41




Ladenburg Thalmann Financial Services, Inc.
Equit
32




Lakeland Bancorp., Inc

Equit
47




Lakeland Financial Corp

Equit
94




MB Financial, Inc

Equit
269




MF Global Holdings Ltd

Equit
137




MVC Capital, Inc

Equit
86




Main Street Capital Corp

Equit
50




MainSource Financial Group, Inc

Equit
37




MarketAxess Holdings, Inc

Equit
105




Quiksilver, Inc

Equit
133




Meridian Interstate Bancorp., Inc

Equit
31




Metro Bancorp., Inc

Equit
47




MidSouth Bancorp., Inc

Equit
28




MidWestOne Financial Group, Inc

Equit
29




NBT Bancorp., Inc

Equit
193




NASB Financial, Inc

Equit
15




Nara Bancorp., Inc

Equit
91




National Bankshares, Inc

Equit
44




National Penn Bancshares, Inc.

Equit
208


NewAlliance Bancshares, Inc

Equit
326


Northfield Bancorp., Inc

Equit
63


Northwest Bancshares, Inc

Equit
351


OceanFirst Financial Corp

Equit
48


Old National Bancorp

Equit
252


OmniAmerican Bancorp., Inc

Equit
38


Oppenheimer Holdings, Inc.

Equit
67


optionsXpress Holdings, Inc

Equit
183


Oriental Financial Group, Inc

Equit
116


Oritani Financial Corp.

Equit
156


Orrstown Financial Services, Inc

Equit
37


Pacific Continental Corp

Equit
49



PacWest Bancorp

Equit
158


Park National Corp

Equit
224




Peapack-Gladstone Financial Corp.

Equit
32




PennantPark Investment Corp

Equit
83




Penns Woods Bancorp., Inc

Equit
36




Penson Worldwide, Inc

Equit
29




Peoples Bancorp., Inc

Equit
42




Pinnacle Financial Partners, Inc

Equit
117




Piper Jaffray Companies, Inc

Equit
153




Porter Bancorp., Inc

Equit
9




Primerica, Inc

Equit
142




PrivateBancorp., Inc

Equit
159




Prospect Capital Corp

Equit
179




Prosperity Bancshares, Inc

Equit
448




Provident Financial Services, Inc

Equit
194




Provident New York Bancorp

Equit
95




Pzena Investment Management, Inc

Equit
19




Renasant Corp

Equit
84




Republic Bancorp., Inc

Equit
65




Retail Opportunity Investments Corp

Equit
112




Rockville Financial, Inc

Equit
30




Rodman & Renshaw Capital Group, Inc

Equit
12




Roma Financial Corp

Equit
22




Ruth's Hospitality Group, Inc

Equit
35




S&T Bancorp., Inc

Equit
137




SCBT Financial Corp

Equit
126




SVB Financial Group

Equit
476




SWS Group, Inc

Equit
75




S.Y. Bancorp., Inc

Equit
75




Sanders Morris Harris Group, Inc

Equit
34




Sandy Spring Bancorp., Inc

Equit
93




Santander BanCorp

Equit
11




Sierra Bancorp

Equit
27




Signature Bank

Equit
430




Simmons First National Corp

Equit
126




Solar Capital Ltd

Equit
30




Southside Bancshares, Inc

Equit
89




Southwest Bancorp., Inc.

Equit
73




State Bancorp., Inc

Equit
45




StellarOne Corp

Equit
77




Sterling Bancshares, Inc

Equit
120




Sterling Bancorp

Equit
67




Stifel Financial Corp

Equit
374




Suffolk Bancorp

Equit
79




Susquehanna Bancshares, Inc

Equit
302




THL Credit, Inc

Equit
28




TICC Capital Corp

Equit
62




Taylor Capital Group, Inc.

Equit
35




Territorial Bancorp., Inc

Equit
64




Texas Capital Bancshares, Inc.

Equit
166




Thomas Properties Group, Inc

Equit
32




Thomas Weisel Partners Group, Inc

Equit
40




Tompkins Financial Corp

Equit
82




Tower Bancorp., Inc

Equit
34




TowneBank

Equit
95




Triangle Capital Corp

Equit
46




TriCo Bancshares

Equit
66




TrustCo Bank Corp

Equit
116




Trustmark Corp

Equit
367




UMB Financial Corp

Equit
311




Umpqua Holdings Corp

Equit
362




Union First Market Bankshares Corp

Equit
64




United America Indemnity Ltd

Equit
56




United Community Banks, Inc

Equit
106




United Bankshares, Inc

Equit
257




United Financial Bancorp., Inc

Equit
63




Univest Corp. of Pennsylvania

Equit
84




ViewPoint Financial Group

Equit
38




Virginia Commerce Bancorp., Inc

Equit
35




Virtus Investment Partners, Inc

Equit
24




WSFS Financial Corp

Equit
49




Washington Banking Co

Equit
56




Washington Trust Bancorp., Inc

Equit
66




Waterstone Financial, Inc

Equit
10




Webster Financial Corp

Equit
324




WesBanco, Inc.

Equit
103




West Bancorp

Equit
28




West Coast Bancorp

Equit
66




Westamerica Bancorp

Equit
426




Westfield Financial, Inc

Equit
65




Westwood Holdings Group, Inc.

Equit
55




Whitney Holding Corp

Equit
247




Wilshire Bancorp., Inc

Equit
47




Wintrust Financial Corp

Equit
287




Primus Guaranty Ltd

Equit
12




Enstar Group Ltd

Equit
124




Greenlight Capital Re Ltd

Equit
198




Maiden Holdings Ltd

Equity
91




Alterra Capital Holdings Ltd

Equit
501




Flagstone Reinsurance Holdings SA

Equit
157




Gerova Financial Group Ltd

Equit
10